UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): April 5, 2007

SURFECT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-132597	88-0513176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12000-G Candelaria NE,	87112
Albuquerque, New Mexico	(Zip Code)
(Address of Principal Executive Offices)

 (505) 294-6354
(Registrant’s telephone number, including area code)
________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 5, 2007, the board of directors of Surfect Holdings, Inc. (the “Company”) approved the execution of a Revolving Note, dated February 23, 2007 (the “Note”), in the principal amount of $500,000 in favor of City National Bank (the “Bank”) for a $500,000 (the “Revolving Credit Commitment”) line of credit facility (the “Credit Facility”). Borrowings under the Credit Facility bear interest at the Bank’s prime rate, from time to time, plus 1%, payable on the 15th day of each month commencing April 15, 2007. The Credit Facility matures on December 15, 2007, at which time all outstanding amounts under the Credit Facility become due and payable. Pursuant to the terms of the Credit Facility, total borrowings outstanding at any time may not exceed the lesser of (i) the Revolving Credit Commitment or (ii) the Revolving Credit Commitment, less letters of credit outstanding. The Credit Facility is secured by cash and securities in the Company’s account at the Bank pursuant to a Securities Account Control Agreement (the “Securities Agreement”) and Commercial Pledge Agreement (the “Pledge Agreement”), both dated February 23, 2007.

In April 2007 and May 2007 the Company borrowed the face amount of the Note, plus accrued interest, under the Credit Facility, which amount, plus accrued interest, was repaid in full on May 22, 2007. There have been no additional borrowings pursuant to the Credit Facility and no outstanding amounts are due thereunder.

A copy of the Note, Security Agreement and Pledge Agreement are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Description

10.1	$500,000 Revolving Note, dated February 23, 2007, in favor of City National Bank

10.2	Securities Account Control Agreement, dated February 23, 2007, between Surfect Holdings, Inc. and City National Bank

10.3	Commercial Pledge Agreement, dated February 23, 2007, between Surfect Holdings, Inc. and City National Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Dated August 3, 2007	By:	/s/ Steven Anderson
Name: Steven Anderson
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	$500,000 Revolving Note, dated February 23, 2007, in favor of City National Bank

10.2	Securities Account Control Agreement, dated February 23, 2007, between Surfect Holdings, Inc. and City National Bank

10.3	Commercial Pledge Agreement, dated February 23, 2007, between Surfect Holdings, Inc. and City National Bank